UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2004




                           COMMERCE ENERGY GROUP, INC.
             (Exact Name of registrant as specified in its charter)



       Delaware                   001-32239               20-0501090

    (State or other       (Commission File Number)       (IRS Employer
    jurisdiction of                                   Identification No.)
    incorporation)


600 Anton Boulevard, Suite 2000
     Costa Mesa, California                           92626
(Address of principal executive                    (Zip Code)
            offices)

       Registrant's telephone number, including area code: (714) 258-0470



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Information.

      Commerce Energy Group, Inc. ("Commerce") issued a press release issued on August 20, 2004, the full text of which is set forth in Exhibit 99.1, which is incorporated by reference into this report.


Item 7. Exhibits.

      (c) Exhibits

      Exhibit No.    Description
      -----------    -----------

            99.1     Press Release dated August 20, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMMERCE ENERGY GROUP, INC.,
                               a Delaware corporation


Date: August 20, 2004          By:  /S/   IAN B. CARTER
                                    --------------------------------------------
                                               Ian B. Carter
                                          Chief ExecutiveOfficer


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